TRADE RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2024
TRADE RECEIVABLES
Schedule of trade receivables past due to be impaired

USDm	2024	2023	2022
Analysis as of December 31 of trade receivables:
Gross trade receivables:
Not due	73.0	97.5	122.3
Due < 30 days	32.0	42.6	52.1
Due between 30 and 180 days	82.6	62.4	76.8
Due > 180 days	6.3	19.2	18.9
Total gross	193.9	221.7	270.1
Allowance for expected credit loss	10.0	10.7	10.6
Total net	183.9	211.0	259.5

Schedule of movement in provisions for impairment of trade receivables	Movements in provisions for impairment of trade receivables during the year are as follows:

USDm	2024	2023	2022
Allowance for expected credit loss
Balance as of January 01	10.7	10.6	4.7
Provisions for the year	5.8	3.3	6.5
Provisions reversed during the year	(6.5)	(3.2)	(0.6)
Balance as of December 31	10.0	10.7	10.6